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Exhibit 32.2

                        CERTIFICATION OF PERIODIC REPORT


         I, R. B. Harris, Director of InstaPay Systems, Inc. ( the "Company" ), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, that:

(3) the Quarterly Report on Form 10-QSB of the Company for the Nine months ended September 30, 2003 (the " Report") fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 ( 15 U.S.C. 78m or 78o (d); and

(4) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:    November 14, 2003



Date: November 14, 2003                 /s/R.B.Harris
                                        -------------------------------
                                        R.B.Harris
                                        Principal Accounting Officer